Income taxes	9 Months Ended
Jul. 31, 2023
Text Block [Abstract]
Income taxes

Note 9 Income taxes
On December 15, 2022, Bill C-32, Fall Economic Statement Implementation Act, 2022 (the Bill), tabled by the Government of Canada, received royal assent. The Bill amends the Income Tax Act (Canada) to implement a Canada Recovery Dividend (CRD) and a permanent increase in the Canadian corporate tax rate on banks and life insurer groups.
The CRD is a one-time 15% tax for 2022 determined based on the average taxable income above $1 billion for taxation years 2020 and 2021 and payable in equal installments over five years. The CRD resulted in an increase in income taxes of $1.2 billion for the three months ended January 31, 2023, of which $1 billion was recognized in net income and $0.2 billion was recognized in other comprehensive income.
The permanent increase in the Canadian corporate tax rate is 1.5% on taxable income above $100 million and applies to taxation years that end after April 7, 2022, resulting in an increase in the Canadian statutory tax rate from 26.2% to 27.7% for the year ending October 31, 2023.
Tax examinations and assessments
During the third quarter of 2023, we received proposal letters (the Proposals) from the Canada Revenue Agency (CRA), in respect of the 2018 taxation year, which suggest that Royal Bank of Canada owes additional taxes of approximately $228 million as the CRA
denied the deductibility of certain dividends. This amount represents the maximum additional taxes owing for that year. The Proposals are consistent with the previously received reassessments as described in Note 22 of our 2022 Annual Consolidated Financial Statements. It is possible that the CRA will reassess us for significant additional income taxes for subsequent years on the same basis. In all cases, we are confident that our tax filing position was appropriate and intend to defend ourselves vigorously.